UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 16, 1996

                         COLONIAL DOWNS HOLDINGS, INC.
                         -----------------------------
             (Exact name of registrant as specified in its charter)



          VIRGINIA                                        54-1826807
 ----------------------------------------------------------------------------
(State or other jurisdiction        (Commission          (IRS Employer
    of incorporation)               File Number)       Identification No.)

          3610 North Courthouse Road, Providence Forge, Virginia 23140
          ------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code (804) 966-7223

                    --------------------------------------
         (Former name of former address, if changed since last report.)

ITEM 1. CHANGES IN CONTROL OF REGISTRATION
         Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

ITEM 3. BANKRUPTCY OR RECEIVERSHIP
         Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
         Not applicable.

ITEM 5. OTHER EVENTS

         Colonial Downs, L.P. and Stansley Racing Corp., subsidiaries of Colonial Downs Holdings, Inc. (the "Company"), were granted licenses for a fourth Virginia satellite wagering facility to be located in Brunswick County, Virginia, outside the town of Alberta. The Company, through its subsidiaries, currently owns and operates satellite wagering facilities in Richmond and Chesapeake and is breaking ground on a third facility in Hampton. The Virginia Racing Commission granted the licenses for the Brunswick County facility at its monthly meeting on April 16, 1996. The Company expects to attract patrons from Southern Virginia and North Carolina to the facility. In a separate action, on April 16, 1997, the Board of Supervisors of Brunswick County approved a conditional use permit that will allow for the development and construction of the satellite wagering facility to proceed. Colonial Downs expects to open the facility in August, 1997.

         The Virginia Racing Commission also approved on April 16, 1997 Colonial Downs' amended race day request to commence thoroughbred racing on September 1, 1997. Colonial Downs' inaugural thoroughbred meet will run from September 1, 1997 to October 12, 1997, with thirty (30) days of live thoroughbred racing. Pursuant to an agreement in principle with the standardbred horsemen, Colonial Downs' will hold it inaugural standardbred meet beginning April, 1998 and ending July 4, 1998.

         A copy of a press release regarding the foregoing events is enclosed as Exhibit A.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS
         Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
         Not applicable.

ITEM 8. CHANGES IN FISCAL YEAR
         Not applicable.

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

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                COLONIAL DOWNS HOLDINGS, INC.


                                                 /s/ O. James Peterson, III
April 18, 1997                                  _ ______________________________
Date                                            O. James Peterson, III President
                                                and Executive Vice President


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



                                 COLONIAL DOWNS
              Post Office Box 456, Providence Forge, Virginia 23140
                       (804) 966-RACE - Fax (804) 966-2086

                        COLONIAL DOWNS RECEIVES GO-AHEAD
                    FOR 1997 SEASON AND BRUNSWICK COUNTY...

APRIL 18, 1997                                                FOR IMMEDIATE USE

NEW KENT, Va.--Colonial Downs--Virginia's first pari-mutual racecourse since the 1800's--moved closer to the starting gate with the Virginia Racing Commission's approval of 1997 thoroughbred racing dates.

The inaugural thoroughbred season at Colonial Downs will consist of 30 days of thoroughbred racing, beginning Monday, September 1, 1997 and continuing through Sunday, October 12, 1997.

With the assignment of the thoroughbred dates, Colonial Downs will host its standardbred season next year. Harness racing will be conducted from April, 1998 through July 4th, 1998.

In addition to the 1997 season being confirmed, Colonial Downs was also awarded licenses for its fourth satellite wagering facility in Brunswick County outside the town of Alberta.

The Brunswick location is approximately 90 minutes by car from the Raleigh--Durham North Carolina outer-loop.

Colonial Downs currently operates two satellite wagering facilities--in Chesapeake and Richmond. Ground is currently being broken for the third satellite wagering in Hampton.

Colonial Downs expects both the Hampton and Brunswick satellite wagering facilities to be operational in August 1997.

Colonial Downs is a wholly owned subsidiary of Colonial Downs Holdings, Inc. ("CDWN") which is listed on NASDAQ.




                      Making Virginia Horse Racing History